UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K
__________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                     February 15, 2010

Lexicon Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30111	76-0474169
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8800 Technology Forest Place
The Woodlands, Texas 77381
(Address of principal executive
offices and Zip Code)

(281) 863-3000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)           On February 15, 2010, the Compensation Committee of our Board of Directors approved 2010 base salaries and a process for the determination of 2010 cash bonuses for our named executive officers.  The 2010 salary information and a description of the 2010 cash bonus determination process is attached to this current report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

The Compensation Committee also approved the payment of 2009 cash bonuses to our named executive officers as described below:

Name and Position	2009 Cash Bonus
Arthur T. Sands, M.D., Ph.D. President and Chief Executive Officer	$210,000
Alan J. Main, Ph.D. Executive Vice President of Pharmaceutical Research	$90,000
Jeffrey L. Wade, J.D. Executive Vice President and General Counsel	$90,000
Brian P. Zambrowicz, Ph.D. Executive Vice President and Chief Scientific Officer	$120,000
James F. Tessmer Vice President, Finance and Accounting	$45,000

The Compensation Committee also approved the grant of restricted stock unit (phantom stock) awards to our named executive officers under our Equity Incentive Plan.  The right of our named executive officers to receive the shares subject to such restricted stock awards vest upon the dosing of the first patient in a pivotal human clinical trial in any country the results of which could be used to establish safety and efficacy of a pharmaceutical product discovered or developed by us (whether or not licensed by us to a third party) as a basis for a New Drug Application with the U.S. Food and Drug Administration or that would otherwise satisfy the requirements of 21 CFR 312.21(c) or its foreign equivalent; provided that the right of our named executive officers to receive the shares shall become fully vested upon (i) the termination of the named executive officer’s employment by us without cause or by the named executive officer for good reason following a change in control of our company or (ii) the named executive officer’s death or disability.

The form of restricted stock unit agreement applicable to such restricted stock units is attached to this current report on Form 8-K as Exhibit 10.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
10.1	—	Summary of 2010 Named Executive Officer Cash Compensation
10.2	—	Form of Restricted Stock Unit Agreement with Officers under the Equity Incentive Plan

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lexicon Pharmaceuticals, Inc.

Date: February 19, 2010	By:	/s/ Jeffrey L. Wade
Jeffrey L. Wade
Executive Vice President and
General Counsel

Index to Exhibits

Exhibit No.	Description
10.1	—	Summary of 2010 Named Executive Officer Cash Compensation
10.2	—	Form of Restricted Stock Unit Agreement with Officers under the Equity Incentive Plan